MassRoots

Technology and Compliance Platform for the Cannabis Industry

MassRoots, Inc.   OTCQB: MSRT   July 2017

Safe Harbor & Disclaimer

This information does not constitute an offer to sell or a solicitation of an offer to buy securities or assets of MassRoots. All information presented herein with respect to the existing business and the historical operating results of MassRoots and estimates and projections as to future operations are based on materials prepared by the management of MassRoots and involve significant elements of subjective judgment and analysis which may or may not be correct. While the information provided herein is believed to be accurate and reliable, MassRoots makes no representations or warranties, expressed or implied, as to the accuracy or completeness of such information. In furnishing this information, MassRoots reserves the right to amend or replace some or all of the information herein at any time and undertakes no obligation to provide the recipient with access to any additional information. Nothing contained herein is or should be relied upon as a promise or representation as to the future.

This information includes certain statements, estimates and projections provided by MassRoots with respect to its anticipated future performance. Such statements, estimates and projections constitute forward-looking statements within the meaning of the federal securities laws. These forward-looking statements are subject to known and unknown risks, uncertainties and other factors, which may cause actual results to be materially different from those contemplated by the forward-looking statements. MassRoots undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. The recipient of this information is cautioned not to place undue reliance on forward-looking statements. No representations or warranties are made as to the accuracy of such forward-looking statements or whether any of the projections included herein will be realized.

Odava Acquisition - July 5, 2017
Expansion into Compliance Software

Odava's software enables cannabis related businesses to automate their reporting to state regulators, process point-of-sale transactions, and manage their supply chain. When fully integrated with MassRoots' community of over a million registered users, it will enable dispensaries to easily manage their relationships with their patients. Our full suite of services is currently available in Oregon, with plans to scale to Colorado and Alaska in 2017 and California and Florida in 2018. The terms of the acquisition:

- Issuance of 3,250,000 shares of MassRoots' common stock to Odava's current shareholders, with registration rights requiring MassRoots file a Registration Statement covering the shares.
- Entry into employment agreements with the two founders of Odava, which will include a combined grant of 2,600,000 shares of MassRoots common stock, with 100,000 vesting immediately and 2,500,000 vesting monthly in equal installments over two years.
- $35,000 in cash paid to the founders of Odava at closing and bonuses totaling $50,000 cash will be awarded after one year of continuous employment.

For more information on the Odava acquisition, please refer to the disclosure in MassRoots' filings with the U.S. Securities and Exchange Commission.

End to End Retail & Compliance for Cannabis Businesses

Compliance
Reporting to State Regulators & Financial Institutions

Analytics
Combining Consumer Sentiment with Purchasing Data

Advertising
Solutions Integrated Directly Into POS

Consumer Loyalty
Powered by Insights from 1M Cannabis Consumers

Our Ecosystem


Analytics & Reporting
MassRoots
ODAVA
Consumer Applications
Third-Party Integrations
Production & Retail
Regulatory Agencies
Financial Institutions

Retail POS

ODAVA
Powered by MassRoots


ODAVA


ODAVA
10,019
3,896
6,122
40

- iOS-based point-of-sale and web-based inventory tracking and compliance for cannabis retailers
- Offers in-store menus, third party integrations via an Application Programming Interface (API) with strong industry relationships
- Integrates with state regulators via METRC in Oregon, with expansion to Colorado and Alaska planned in 2017
- Insightful, real-time sales and customer reporting and data visualizations

Consumer Application

MassRoots


Blueberry
Girl Scout Cookies
NEARBY DISPENSARIES
Review
rated Blueberry

- Has over 1,000,000 registered users concentrated in Colorado, California, and Oregon
- Facilitates hundreds of millions of interactions with data on virtually every product and dispensary in the industry
- Similar to Yelp for restaurant reviews and Amazon for product reviews, we believe the top 20% of consumers influences the purchasing decisions of the remaining 80% of the population
- Available on the App Store and Google Play

Main Priority is Integrating MassRoots with the Odava Platform

Retail Point-of-Sale

Offering iPad-based point-of-sale systems fully integrated with regulatory compliance systems and third-party applications.

Online Inventory Data

Enabling MassRoots' million registered users to see which strains and products a dispensary has available for patients.

Specials & Rewards

Allowing retailers to create a customer loyalty program to increase customer retention and value -- powered by MassRoots consumer data.

Our Business Model

$500-2,000

AVERAGE RECURRING FEE PER DISPENSARY PER MONTH

1,700

NUMBER OF LICENSED DISPENSARIES IN 2017

2,800

NUMBER OF LICENSED DISPENSARIES IN 2019

We offer our software to businesses for a monthly fee, mostly on quarterly based contracts. Fees vary depending on whether the client subscribes to our compliance management, point-of-sale, advertising, or consumer loyalty packages.

Currently, our complete suite of services is only available to the 450 licensed dispensaries in the Oregon market. From July to September 2017, we plan to expand our availability to 597 licensed dispensaries in Colorado and the 40 licensed dispensaries in Alaska.

Between 2017-2019 over 1,500 new medical and recreational dispensaries are expected to open as California, Florida, Michigan, Ohio, Maryland, Pennsylvania, Massachusetts, Arkansas regulated markets come online.

Statistics according to a 2017 ArcView Market Research Report


LEGAL ADULT USE
LEGAL MEDICAL USE
CBD-ONLY

Regulated Cannabis Markets are Growing Coast to Coast

We focus our product development and expansion efforts based on these new markets.

Our Financials

Summary Balance Sheet of MassRoots, Inc.		As of December 31, 2016 (audited)		As of March 31, 2017 (unaudited)
Cash	$	374,490	$	2,228,708
Total assets	$	723,620	$	5,610,585
Total liabilities	$	1,818,798	$	876,454
Total stockholders' equity (deficit)	$	(1,095,178)	$	4,734,131

MassRoots, Inc. has raised over $15 million in equity sales and warrant exercises since 2013. The Company believes the planned expansion of its compliance software to additional states will help grow its revenues over the coming years.

For more detailed financial information, please refer to the disclosure in MassRoots' filings with the U.S. Securities and Exchange Commission.

Management Team



Mr. Isaac Dietrich

Chief Executive Officer

Mr. Dietrich is the Chairman and CEO of MassRoots since its inception. His passion is empowering the legalization movement through his work with the Marijuana Policy Project and National Cannabis Industry Association.



Mr. Lance Galey

Chief Technical Officer

For nearly 20 years, Mr. Galey has been a technology leader in some of the best known web and cloud service businesses in the world including Salesforce, The Walt Disney Company, and Microsoft.



Mr. Dan Droller

VP of Business Development

Mr. Droller has been at the forefront of mobile technology for over 8 years, most recently as the Director of Business Dev at Chartboost. Dan holds a Bachelor's degree from Harvard and a Master's from Yale.

Board of Advisors



Mr. Steven Markowitz

MyPoints.com Founder & Former CEO

Mr. Markowitz founded Mypoints.com in 1996 and scaled it to over $100 million in annual revenue and a $2.3 billion market capitalization. He enjoys working with entrepreneurs and helping them build world-changing products.



Mr. Shmuel Tennenhaus

Lemon Haze Founder

Mr. Shmuel Tennehaus was the Vice President of Marketing for BigFish Games when it was acquired by ChurchHill Downs for $775mm cash. He is currently the president of data analytics firm Lemon Haze.



Mr. Anthony Nystrom

Mashable, Principal AI

Mr. Nystrom serve's as Mashable's Principle for Artificial Intelligence. Before joining Mashable, Anthony served as founder and Chief Technology Officer at several enterprise companies.

Employees From

Strategic Partners

Sweet Leaf

Sweet Leaf is one of the nation's largest, most profitable retail dispensary brands.

High Times

One of the world's most respected cannabis media brands. MassRoots is a partial owner of High Times Holdings Corporation, Inc.

Aphria

The second largest Canadian Medical Marijuana Producer with a market capitalization of $500 million.

Cresco Labs

One of the largest multi-state cannabis cultivators and processors with an industry-leading executive team.

The Power of the MassRoots Community

- Apple, Inc.'s App Store banned MassRoots in Nov. 2014 during a cannabis-related policy review.
- Over 10,000 of MassRoots' 180,000 users sent personal emails to Apple on how MassRoots has helped change their lives and empower legalization activists.
- The leading cannabis trade and investor organizations wrote a policy letter to Apple Chief Executive Officer Mr. Timothy Cook co-signed by dozens of cannabis business leaders.
- Apple re-admitted MassRoots to the App Store in Feb. 2015.

PRESS COVERAGE

CNN
CNBC
THE WALL STREET JOURNAL.
FORTUNE
THE HUFFINGTON POST
THE DENVER POST
San Francisco Chronicle
BuzzFeed

MassRoots

Comprehensive Compliance and Technology Platform for the Cannabis Industry

Exchange	OTCQB
Ticker	MSRT
Headquarters	DENVER, CO
Employees	31
Year Founded	2013

Price	$0.61
Shares Outstanding	96.07M shares
Market Capitalization	$58.60M
Public Float	58.40M shares
Shareholders	25,000+

As of June 29, 2017